Exhibit 99.1

International Seaways, Inc. 1 International Seaways, Inc. Amendment Presentation May 2018

International Seaways, Inc. Table of Contents 2 Amendment Overview 3 Transaction Overview 8 Appendix 17

Amendment Overview

Executive Summary

- **International Seaways, Inc. ("INSW" or the "Company") is seeking to amend its First Lien Credit Agreement to allow for the acquisition of 6 VLCCs from Euronav in a new Unrestricted Subsidiary wholly owned by the Borrower. The requested Amendment provides INSW the ability to do the following:**
  - Create or acquire an Unrestricted Subsidiary which will own the 6 VLCCs
  - Incur attractive non-recourse Acquisition level debt financing to finance the purchase of the 6 VLCCs
  - Utilize cash from the Borrower to contribute into the new Unrestricted Subsidiary for the purpose of acquiring the 6 VLCCs
- **In exchange for consenting, lenders will benefit from the following key provisions, and conditions to the effectiveness, of the Amendment:**
  - 100 bps amendment fee payable on Term Loans of consenting Lenders (calculated net of the $60 million Prepayment Offer noted below)
  - Increase of TLB spread from L + 550 bps to L + 575 bps
  - Prepayment offer at par of not less than $60 million (the "Prepayment Offer"); which shall be applied to all scheduled payments of principal on a pro rata basis
  - Minimum $50 million unsecured debt raise at Parent; at least $50 million of which will be contributed to Administrative Borrower to finance the purchase of the 6 VLCCs
  - Increase of Excess Cash Flow sweep percentage from 50% (with no stepdowns) to 75% (with no stepdowns)
  - Reset of hard call to 102% through 12/31/2018 and 101% through 12/31/2019
  - Available Amount starter basket reduced from $10.0 million to $7.5 million

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International Seaways, Inc.

Sources & Uses and Pro Forma Capitalization

INSW Holdings: Sources and Uses

Sources of Funds			Uses of Funds		
Assume Sinosure Debt	$	305.1	Purchase of 6 VLCCs at Unrestrcited Sub.	$	434.0
FSO Distribution from Adding Leverage at JV		110.0	Term Loan B Paydown		60.0
Net Proceeds from Additional Vessel Sales		70.2	Cash to Unrestricted Sub. (for Balance Sheet & NWC)		43.1
Subordinated Debt, net of fees		49.0	Estimated Fees, Contingencies and Other(1)		13.7
Debt on Seaways Raffles SPV, net of fees		28.8	Cash to OpCo Balance Sheet		12.2
Total Sources	**$**	**563.1**	**Total Uses**	**$**	**563.1**

INSW Holdings: Pro Forma Capitalization

	Current		Adjustments	Pro Forma				
	3/31/18	Lev.		3/31/18	Lev.	Rate	Maturity	Ratings
Unrestricted Cash at OpCo[2]	$ 50.0		$ 49.9	$ 100.0			CFR	B3 / B
Restricted Cash at OpCo[2]	37.7		(37.7)	-				
Cash & Equivalents at Unrestricted Sub	-		31.1	31.1				
Total Holdings Cash	**$ 87.7**			**$ 131.1**				
Revolver ($50 million)[2]	$ -		-	$ -		L + 350	2021	
First Lien Term Loan B due 2022[2]	539.7	4.6x	(60.0)	479.7	4.1x	L + 575	2022	B3 / B
OpCo Debt	**$ 539.7**	**4.6x**		**$ 479.7**	**4.1x**			
Raffles SPV Debt			29.2	29.2		L + 325	2023	TBD
Subordinated Debt	-		50.0	50.0		8.750%	2023	TBD
New SPV Debt (Sinosure)	-		305.1	305.1		L + 200	2027 - 28	TBD
Total Holdings Debt	**$ 539.7**	**4.6x**		**$ 863.9**				
Market Cap. (As of 04/13/18)	579.2			579.2				
Total Capitalization	**$ 1,118.9**			**$ 1,443.2**				
OpCo LTM 12/31/17 Adjusted EBITDA	**$ 117.0**		**$ -**	**$ 117.0**				
OpCo Collateral Value[3]	**$ 1,207.9**		**$ (74.1)**	**$ 1,133.7**				
OpCo LTV Calculation[4]	*44.7%*			*44.9%*				
OpCo Net LTV Calculation[4]	*37.4%*			*36.1%*				
Holdings Secured Collateral Value[3]	**$ 1,207.9**		**$ 243.3**	**$ 1,451.1**				
Holdings Secured LTV Calculation[4]	*44.7%*			*56.1%*				
Holdings Secured Net LTV Calculation[4]	*37.4%*			*47.1%*				
Total Holdings Collateral Value[3]	**$ 1,207.9**		**$ 243.3**	**$ 1,451.1**				
Total Holdings LTV Calculation[4]	*44.7%*			*59.5%*				
Total Holdings Net LTV Calculation[4]	*37.4%*			*50.5%*				

(1) Includes 100bps TLB amendment fee of $4.8mm.
(2) 3/31/18 balance less mandatory amort. on the Term Loan B paid out the 1st business day of the following quarter. Restricted cash portion includes vessel sale proceeds from the Sale Leasebacks of Yellowstone and Yosemite. TLB rate reflects a 25bps spread increase related to the amendment.
(3) Current collateral value excludes Andromar, Ambermar, Atalmar, Yellowstone and Yosemite; Pro forma collateral value at "OpCo" excludes the market values of Raphael, Alcesmar, Alcmar, Laura Lynn, and Raffles, reflects the levering of the FSO JV and includes the equity value in the 6 VLCCs. Pro forma collateral value at "Holdings Secured" and "Total Holdings" excludes the market values of Raphael, Alcesmar, Alcmar, and Laura Lynn, reflects the levering of the FSO JV and includes the full asset value of the six newly acquired VLCCs.
(4) Pro forma LTV at "OpCo" includes Raffles SPV debt and excludes both Sinosure debt and Subordinated debt. Pro forma LTV at ""Holdings Secured" includes Raffles SPV debt as well as Sinosure debt. Lastly, Pro forma LTV at "Total Holdings" includes Raffles SPV debt, Sinosure debt and Subordinated debt.

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International Seaways, Inc.

Pro Forma Organizational Structure



International Seaways, Inc.
(Marshall Islands ("MI"))
(NYSE: INSW)
OIN Delaware LLC (Delaware)
International Seaways Operating Corporation (MI)
3 Subsidiaries and 1 Minority Scheduled for Dissolution
49.9%
OSG Nakilat Corporation (MI) ("LNG JV")
4 Marshall Island Subsidiaries
66 Restricted Subsidiaries
Africa Tanker Corporation (MI)
2 Unrestricted Subsidiaries
Unrestricted Subsidiary "Acquisition Parent"
50.0%
50.0%
TI Africa Limited (Hong Kong) (50%) ("FSO JV")
TI Asia Limited (Hong Kong) (50%) ("FSO JV")
Unres. Subsidiary "Acquisition Vessel Purchaser"
Unrestricted "Vessel Owning Subsidiaries"
Pro Forma Sinosure Facility
Parent Guarantor
Holdings Guarantor
Borrower
Owner Guarantor

Note: 100% ownership unless otherwise noted.

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International Seaways, Inc. Transaction Timeline 7 Date Event May 1 st − Lender Call May 8 th − Amendment Responses Due May 9 th − Closing & Effectiveness Bank Holiday May 2018 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Key Event

Transaction Overview

International Seaways, Inc. Vessels to be Acquired Vessels Overview (1) Source: Clarksons . (1) Average age at the time of the deal announcement (2) Purely illustrative, not indicative of company projections or expectations. Analysis assumes 365 operating days for each of t he six vessels, 4 days of offhire , $9,000 of operating expenses per day, no incremental SG&A, $33m of debt service expenses per year and $2.4mm in total drydock / capex per year fo r a ll six vessels. Illustrative Revenue and EBITDA Contribution Across Various Spot Rates (2) EBITDA Revenue 9 Gener8 Sinosure Facility VLCCs # Name Vessel Type Capacity (DWT) Year Built Age Purchase Price 1 Strength VLCC 300,000 2015 2.1 $69.0 2 Supreme VLCC 300,000 2016 1.9 73.0 3 Andriotis VLCC 300,000 2016 1.6 73.0 4 Success VLCC 300,000 2016 1.7 73.0 5 Chiotis VLCC 300,000 2016 1.3 73.0 6 Miltiades VLCC 300,000 2016 1.1 73.0 Total 1,800,000 1.7 $434.0 $34.4 $45.3 $56.1 $66.9 $77.8 ($1.1) $9.8 $20.6 $31.4 $42.3 ($10.0) $10.0 $30.0 $50.0 $70.0 $90.0 $110.0 $25,000 $30,000 $35,000 $40,000 $45,000 $54.2 $65.0 $75.8 $86.6 $97.5 ($10.0) $10.0 $30.0 $50.0 $70.0 $90.0 $110.0 $25,000 $30,000 $35,000 $40,000 $45,000 Levered FCF 15 - year historical average VLCC day rate is ~$41,000

International Seaways, Inc. Key Transaction Highlights 5 Investment in 100% Owned Assets Maximizes Control and Value to INSW 3 Important Step in Fleet Modernization 2 Increases Size and Scale 4 Enhances Operating Leverage 6 Significant Enhancement of Tankers International Pool 1 Purchase of Highly Efficient, Modern Sister Ships at an Attractive Price 10

International Seaways, Inc. $136 $140 $144 $168 $107 $112 $101 $88 $81 $103 $104 $90 $83 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $ in Millions Purchase of Highly Efficient, Modern Sister Ships at an Attractive Price 11 1 Source: Clarksons. Average purchase price of $72.3mm Newbuild Resale Value % Transaction Discount to Historical Average 12- Year Average $111 (35%) Since 2009 $96 (25%)

International Seaways, Inc. 43 49 Status Quo Pro Forma Increases Size and Scale 12 DWT (Operated Fleet) (1) # of Vessels (Operated Fleet) (1) 2 Note: Includes entire operated fleet, not just collateral pool. Excludes six joint venture vessels. (1) Status Quo assumes the sale of Seaways Atalmar , Seaways Ambermar , Seaways Alcmar , Seaways Alcesmar , Seaways Raphael and Seaways Laura Lynn. Pro Forma Vessel Type by DWT Enhances INSW’s ability to achieve premium rates 4,248,751 14 ULCC / VLCC 316,864 / 2 Suezmax 897,858 / 8 Aframax 853,214 / 12 Panamax 648,139 / 13 MR ULCC / VLCC Suezmax Aframax / LR2 Panamax / LR1 MR 5,158,976 6,964,826 Status Quo Pro Forma

International Seaways, Inc. 1.7 years 10.9 years 8.5 years Acquisition of 6 VLCCs Status Quo Pro Forma Important Step in Fleet Modernization 13 Weighted Average Age by DWT of Operated Fleet 3 22% Decrease in Avg. Fleet Age Note: Includes entire operated fleet, not just collateral pool. Excludes six joint venture vessels. Average age at the time o f t he deal announcement. (1) Status Quo assumes the sale of Seaways Atalmar , Seaways Ambermar , Seaways Alcmar , Seaways Alcesmar , Seaways Raphael and Seaways Laura Lynn.

4 Enhances Operating Leverage

Operated Conventional Fleet Only

of Total Revenue Days[(1)]



17,640
15,480
Status Quo
Pro Forma

Annual Cash Flow Upside ($ in millions)



$176.4
$88.2
$44.1
$17.6
$1,000
$2,500
$5,000
$10,000
Change in Spot Rate in Every Vessel Class

In an improving rate environment, increased operating leverage drives greater excess cash flow generation and accelerated repayment of Term Loan B

Note: Includes entire operated fleet, not just collateral pool. Status Quo assumes the sale of Seaways Atalmar, Seaways Ambermar, Seaways Alcmar, Seaways Alcesmar, Seaways Raphael and Seaways Laura Lynn.

(1) Assumes existing fleet to be all spot and assumes 360 revenue days per vessel.

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International Seaways, Inc.

International Seaways, Inc. $290 $290 $434 $340 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 Current FSO JV Value FSO JV (post-levering) 6 VLCCs Combined Collateral Value Value (in $millions) $110mm FSO Levering Investment in 100% Owned Assets Maximizes Control and Value to INSW 15 5 100% ownership provides INSW full discretion over the 6 VLCCs and their associated cash flows once minimum cash balance has been reached INSW Equity Value Shifting Equity to 100% Owned Assets $180mm INSW Equity Value $274mm VLCC Net Debt (1) 50% Ownership 100% Ownership $160mm INSW Equity Value Pro Forma Lenders’ Collateral Value 50% Ownership As rates improve and market values recover, equity value uplift is pushed to OpCo (1) VLCC Net Debt reflects the $305.1mm Sinosure facility less $31.1m in cash sent to the Unrestricted Subsidiary

International Seaways, Inc. 7 13 31 46 Status Quo Pro Forma INSW Other Participants 38 59 16 Largest VLCC Pool in the world providing benefits from enhanced commercial operations, economies of scale and higher vessel utilization Note: Pro forma assumes addition of all VLCCs (including 6 vessels to be acquired by INSW) following completion of proposed E URN /GNRT transaction. Significant Enhancement of Tankers International Pool 6

Appendix

International Seaways, Inc. ▪ Amend Available Amount, Excess Cash Flow and CNI definitions so that they do not grow by amount of FSO JV Debt Dividend ▪ Amend Excess Cash Flow definition so that: ▪ it grows by any dividends from the Acquisition Vessel Entities from proceeds of sales of Acquisition Vessels or Acquisition V ess el Entities prior to such entities being designated as Restricted Subsidiaries and becoming Loan Parties in a manner similar to dividends from the FSO JVs ▪ it is reduced by the amount of Dividends made from Internally Generated Cash to pay interest in respect of the new unsecured Deb t at Parent Amendments to Enable Transaction Funding Financial Definitions Dispositions ▪ Allow Specified Vessel Disposition Proceeds to be used to make investment in Acquisition Parent and for other uses described on the Sources & Uses page by: ▪ Amending mandatory prepayment / reinvestment requirement to provide that no prepayment or reinvestment of the proceeds from t he dispositions of the Raphael, Raffles, Alcesmar , Alcmar , Laura Lynn & Josefa Camejo vessels is required to the extent the net proceeds are used for the purposes described in the Sources & Uses page, including to make an investment in Acquisition Parent (and the Acquisition Vessel Purchaser) to a cqu ire the Vessel Owning Subs and the Acquisition Vessels 18 Amendment Request Detail Sale Leaseback ▪ Allow Specified Sale Leasebacks Proceeds to be used to make investment in Acquisition Parent and for other uses described on the Sources & Uses page by: ▪ Amending mandatory prepayment / reinvestment requirement to provide that no prepayment or reinvestment is required from the S ale Leaseback of the Yellowstone and Yosemite vessels to the extent the net proceeds are used for the purposes described in the Sources & Uses pag e, including to make an investment in Acquisition Parent (and the Acquisition Vessel Purchaser) to acquire the Vessel Owning Subs and the Acquisition Ve ssels Investments ▪ Allow FSO JV Debt Dividend to make investment in Acquisition Parent by: ▪ Amending Permitted Investments to include a new basket for investment in the new Acquisition Vessel Purchaser that will acqui re the 6 vessels Dividends ▪ Allow new Dividend capacity to pay interest on the new unsecured debt at the Parent (subject to absence of Events of Default) , p rovided that the dividend capacity will be limited to the aggregate amount of that indebtedness used to make the Prepayment Offer

Amendment Request Detail (Continued)

Amendments to Credit Structure Given New SPV	
Financial Covenant	▪ Amend the definition of Loan to Value Test to count the FMV of the equity of Acquisition Parent ▪ Acquisition Parent FMV to be calculated in same manner as FSO JV Equity Interest; same appraisal requirements
Designation of Subs and Additional Guarantees and Collateral	▪ Amendment to require pledge of equity of Acquisition Parent within 'X' days after acquisition thereof ▪ Amendment to require that Admin Borrower designate Acquisition Parent, Acquisition Vessel Purchaser and Vessel Owning Subs as Restricted Subs within 'X' Business Days of Sinosure Facility being repaid and causing Acquisition Parent, Acquisition Vessel Purchaser and Vessel Owning Subs to join as Guarantors and pledge assets as collateral/Collateral Vessels (including equity of Acquisition Vessel Purchaser and Vessel Owning Subs and the Acquisition Vessels) in accordance with the loan documents
Other Required Amendments	▪ No debt at Acquisition Vessel Entities other than the Sinosure Facility ▪ No Liens on the Acquisition Vessels or on equity owned by Acquisition Vessel Entities other than (x) pledge of equity of Acquisition Vessel Purchaser and Vessel Owners under the Sinosure facility, (y) pledge of assets of the Acquisition Vessel Entities to secure the Sinosure facility, and (z) liens permitted under the Sinosure facility ▪ When Sinosure Facility paid off, Acquisition Vessel Entities must become guarantors and pledge Acquisition Vessels and other assets as Collateral Vessels within 'X' Business Days ▪ Other than pursuant to Sinosure Facility, no consensual restrictions on pledges of equity issued or owned by Acquisition Vessel Entities or on pledges of the Acquisition Vessels that would not prevent any of the same from being pledged as Collateral once the Sinosure Facility has been repaid in full ▪ Other than pursuant to Sinosure Facility, no consensual restrictions on ability of Acquisition Vessel Entities to make dividends ▪ No Acquisition Vessel may have operations or own material assets other than (direct or indirect) ownership and operation of the 6 Acquisition Vessels ▪ No sale of equity of an Acquisition Vessel Entity or of the Acquisition Vessels will be permitted unless such sale is for at least FMV and 75% cash and cash equivalents, and net proceeds will be applied (i) first, to prepay the tranche of the Sinosure facility associated with such Acquisition Vessel or Acquisition Vessel, (ii) second, to the extent all tranches of the Sinosure facility have not yet been paid in full, to comply with mandatory liquidity requirements set forth in the Sinosure facility covenants or as otherwise required under the Sinosure facility and (iii) thereafter, to the extent permitted pursuant to the Sinosure facility or if the Sinosure facility has been repaid in full, to be distributed, indirectly, to the Administrative Borrower as a dividend (which will build Excess Cash Flow in a manner consistent with debt dividends received from the FSO JV and be subject to the Excess Cash Flow sweep) ▪ No liens on equity of Acquisition Parent other than non-consensual liens (including liens arising as a matter of law) ▪ No liens on equity of Acquisition Vessel Purchaser and Vessel Owning Subs except to secure the Sinosure facility and liens permitted under the Sinosure facility

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International Seaways, Inc.